UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 5, 2019

MYRIAD GENETICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26642	87-0494517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 Wakara Way

Salt Lake City, Utah 84108

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (801) 584-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Public Common Stock, $0.01 par value	MYGN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On December 5, 2019, at our annual meeting of stockholders, our stockholders approved an amendment to our 2017 Employee, Director and Consultant Equity Incentive Plan (the “2017 Plan”), to increase the number of shares of common stock available for grant of awards under the 2017 Plan by an additional 1,200,000 shares. A description of the material features of the 2017 Plan and related matters are set forth in our definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 10, 2018, under the heading “Proposal 2: Approval to Amend Our 2017 Employee, Director and Consultant Equity Incentive Plan,as Amended,” and is incorporated herein by reference. Such description is qualified in its entirety by reference to the actual terms of the 2017 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

ITEM 5.07    Submissions of Matters to a Vote of Security Holders

(a)  On December 5, 2019, we held our 2019 Annual Meeting of Stockholders (the “Annual Meeting”).  Of the 74,381,310 shares of common stock outstanding as of the record date of October 8, 2019, a quorum of 66,091,115 shares, or approximately 88.85% of the eligible shares, was present in person or represented by proxy.

(b)  The following is a brief description of each matter submitted to a vote at the Annual Meeting, as well as the number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter.

Proposal No. 1: Election of Directors

To elect Mark C. Capone, Heiner Dreismann, Ph.D. and Colleen F. Reitan to serve until the 2022 Annual Meeting of Stockholders, and until their successors are duly elected and qualified or until their earlier death, resignation, retirement or removal.

	Votes	Votes	Broker
	For	Withheld	Non-Votes
Mark C. Capone	56,669,396	3,966,727	5,454,992
Heiner Dreismann, Ph.D.	58,331,394	2,304,729	5,454,992
Colleen F. Reitan	58,907,673	1,728,450	5,454,992

Proposal No. 2: Approval to Amend Our 2017 Employee, Director and consultant Equity Incentive Plan, as Amended

To approve an amendment of our 2017 Employee, Director and Consultant Equity Incentive Plan, as amended, to increase the aggregate number of shares of common stock available for the grant of awards by an additional 1,200,000 shares.

Votes	Votes	Votes	Broker
For	Against	Abstained	Non-Votes
55,219,776	5,382,960	33,387	5,454,992

Proposal No. 3: Selection of Independent Registered Public Accounting Firm

Votes	Votes	Votes
For	Against	Abstained
62,040,372	3,862,692	188,051

Proposal No. 4: Approval, on an Advisory Basis, of the Compensation of Our Named Executive Officers, as Disclosed in the Proxy Statement

Votes	Votes	Votes	Broker
For	Against	Abstained	Non-Votes
55,057,793	5,519,788	58,542	5,454,992

ITEM 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1+	Myriad Genetics, Inc. 2017 Employee, Director and Consultant Equity Incentive Plan, as amended
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

(+)  Management contract or compensatory plan arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYRIAD GENETICS, INC.

Date: December 6, 2019	By:	/s/ R. Bryan Riggsbee
R. Bryan Riggsbee
Executive Vice President, Chief Financial Officer